Exhibit 99.4

TO:	All Ensco Employees

FROM:	Carl Trowell — CEO and President

DATE:	8 October 2018

SUBJECT:	Ensco and Rowan to Combine

Today, we announced Ensco’s plans to combine with Rowan, an exciting development for both of our companies. The transaction will bring together two best-in-class operators with high-quality rig fleets that are well positioned to meet customer demand for the most challenging offshore projects. We issued a joint press release this morning with details of the announcement and posted an Employee Frequently Asked Questions (FAQ) document on PayZone for your review.

Why the combination makes sense

The combination of Ensco and Rowan will make us an industry leader in offshore drilling services across all water depths and in strategic geographic locations, significantly enhancing our ability to meet increasing customer demand for the most technically-capable assets. Furthermore, both companies are entering this combination from a position of strength.

This combination will:

•                  maintain our balanced exposure to deep- and shallow-water opportunities,

•                  enhance our position in the highest-specification ultra-deepwater drillship segment,

•                  create a leading modern harsh environment jack-up fleet,

•                  increase our presence in the Middle East through a groundbreaking partnership with the largest customer of jack-ups in the world, and

•                  provide access to opportunities offshore Norway.

Rowan’s fleet includes four of the highest-specification drillships in the world, ten ultra-harsh or modern harsh environment jack-ups and another six modern benign-water jack-ups.

The combined company will be an industry-leading offshore driller in terms of fleet size, geographic presence and customer base, with 82 rigs spanning six continents and collectively serving more than 35 customers including national oil companies as well as major and independent exploration and production companies.

The complementary nature of the combination will strengthen our presence in key shallow-water regions.  Importantly, Ensco will gain exposure to Rowan’s ARO Drilling joint venture in Saudi Arabia and ultra-harsh environment jack-ups along with a presence in Norway, while Rowan will benefit from Ensco’s broader geographic and customer footprint, particularly in key deepwater regions such as Brazil and West Africa.

Ensco and Rowan share a history of safety and operational excellence, innovation and customer satisfaction with complementary cultures and values. We strongly believe that this combination will enhance our franchise, allowing us to thrive and grow as the offshore recovery gains momentum.

What happens next?

The proposed combination will be reviewed by several regulatory agencies, and is subject to the approval of Ensco and Rowan shareholders. In addition, the combination will be subject to court approval pursuant to a UK court-sanctioned scheme of arrangement. Assuming regulatory and court approvals are secured and both companies’ shareholders vote in favour of the proposal at their respective special meetings, we anticipate that the transaction will close in the first half of 2019.

After closing, the combined company’s global headquarters will be located in London with senior executive officers based in London and Houston. Rowan President and Chief Executive Officer Tom Burke will be Chief Executive Officer, Ensco Senior Vice President and Chief Financial Officer Jon Baksht will be Chief Financial Officer, and I will become Executive Chairman of the combined company. The remaining executive management team will be named at a later date and is expected to be comprised of executives from both Ensco and Rowan.

In the interim, our companies must continue to operate independently, and it will be business as usual until the close of the transaction. Unless you are specifically authorized, you should not contact employees from Rowan.

The majority of Ensco and Rowan employees, particularly offshore crews, will not be materially affected by the combination. As we combine our two companies following closing, however, certain offices and positions will be consolidated. While we understand that this announcement creates some uncertainty until the closing takes place, we ask that you remain focused on safety, operations and delivering high-quality service to our customers — the most important drivers of our future success.

Additional information regarding the combination and our transition plans will be communicated in due course. Thank you in advance for your support and cooperation.

Regards,

Carl Trowell

CEO and President

Forward-Looking Statements

Statements included in this document regarding the proposed transaction, benefits, expected synergies and other expense savings and operational and administrative efficiencies, opportunities, timing, expense and effects of the transaction, financial performance, accretion to cash flows, revenue growth, credit ratings or other attributes of Ensco plc following the completion of the transaction and other statements that are not historical facts, are forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)).  Forward-looking statements include words or phrases such as “anticipate,” “believe,” “contemplate,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and words and phrases of similar import.  These statements involve risks and uncertainties including, but not limited to, actions by regulatory authorities, rating agencies or other third parties, actions by the respective companies’ security holders, costs and difficulties related to integration of Ensco and Rowan, delays, costs and difficulties related to the transaction, market conditions, and Ensco’s financial results and performance following the completion of the transaction, satisfaction of closing conditions, ability to repay debt and timing thereof, availability and terms of any financing and other factors detailed in the risk factors section and elsewhere in Ensco’s and Rowan’s Annual Report on Form 10-K for the year ended December 31, 2017 and their respective other filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov.  Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected.  All information in this document is as of today.  Except as required by law, both Ensco and Rowan disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Ensco and Rowan will file a joint proxy statement on Schedule 14A with the SEC.  Ensco and Rowan intend that the proposed transaction will be implemented by means of a court-sanctioned scheme of arrangement between Rowan and Rowan’s shareholders under the UK Companies Act 2006, as amended, in which case the issuance of Ensco’s ordinary shares in the proposed transaction would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that Ensco determines to conduct an acquisition of Rowan pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to Ensco’s ordinary shares that would be issued in the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF ENSCO AND ROWAN ARE ADVISED TO CAREFULLY READ THE JOINT PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF ANY SCHEME OF ARRANGEMENT OF ROWAN, IN ACCORDANCE WITH THE REQUIREMENTS OF THE UK COMPANIES ACT 2006) AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION.  A definitive joint proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of Ensco and Rowan in connection with the Ensco and Rowan shareholder meetings.  Investors and security holders may obtain a free copy of the joint proxy statement (when available), any registration statement/prospectus, and other relevant documents filed by Ensco and Rowan with the SEC from the SEC’s website at www.sec.gov.  Security holders and other interested parties will also be able to obtain, without charge, a copy of the joint proxy statement, any registration statement/prospectus, and other relevant documents (when available) by directing a request by mail or telephone to either Investor Relations, Ensco plc, 5847 San Felipe, Suite 3300, Houston, Texas 77057, telephone 713-789-1400, or Investor Relations, Rowan Companies plc, 2800 Post Oak Boulevard, Suite 5450, Houston, Texas 77056, telephone 713-621-7800.  Copies of the documents filed by Ensco with the SEC will be available free of charge on Ensco’s website at www.enscoplc.com under the tab “Investors.”  Copies of the documents filed by Rowan with the SEC will be available free of charge on Rowan’s website at www.rowan.com/investor-relations.

Participants in the Solicitation

Ensco and Rowan and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction.  Information about these persons is set forth in Ensco’s proxy statement relating to its 2018 General Meeting of Shareholders and Rowan’s proxy statement relating to its 2018 General Meeting of Shareholders, as filed with the SEC on March 30, 2018 and April 3, 2018, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC.  Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement, any registration statement and other relevant documents regarding the transaction, which will be filed with the SEC.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Service of Process

Ensco and Rowan are incorporated under the laws of England and Wales.  In addition, some of their respective officers and directors reside outside the United States, and some or all of their respective assets are or may be located in jurisdictions outside the United States.  Therefore, investors may have difficulty effecting service of process within the United States upon those persons or recovering against Ensco, Rowan or their respective officers or directors on judgments of United States courts, including judgments based upon the civil liability provisions of the United States federal securities laws. It may not be possible to sue Ensco, Rowan or their respective officers or directors in a non-U.S. court for violations of the U.S. securities laws.